Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 3 dated June 18, 2013

to

Prospectus dated April 30, 2013

This Supplement No. 3 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2013 (the “Prospectus”), Supplement No. 1 to the Prospectus dated May 16, 2013 and Supplement No. 2 to the Prospectus dated May 31, 2013.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Commencement of Share Repurchase Program

On June 4, 2013, the Company’s board of directors (the “Board”) authorized the Company to commence its share repurchase program, the terms of which are set forth in the Prospectus. The Company expects to file a notice with the Securities and Exchange Commission in the near future announcing its intention to repurchase a limited number of shares at a price equal to the Company’s most recently-reported net asset value per share.

Weekly Acceptance of Subscriptions and Issuance of Shares

On June 4, 2013, the Board authorized the Company to begin accepting subscriptions and issuing shares on a weekly basis, rather than on a semi-monthly basis. The Company will begin accepting subscriptions and issuing shares on a weekly basis beginning with its closing scheduled for July 5, 2013. The subscription process will otherwise be unchanged.

As a result of the above change, the following sections of the Prospectus are amended as follows:

•

The penultimate sentence under the heading, “Summary—How to Subscribe,” and the third-to-last sentence in the first paragraph of the section entitled, “Subscription Process” are hereby deleted in their entirety and replaced with the following sentence:

“We expect to close on subscriptions received and accepted by us on a weekly basis beginning with the closing scheduled for July 5, 2013.”

•	Under the heading, “Questions and Answers,” the fourth question and answer is deleted in its entirety and replaced by the following:

“Q: When will you accept and close on subscriptions?

A: We close on subscriptions received and accepted by us on a weekly basis beginning with the closing scheduled for July 5, 2013.”

•

The first sentence under the risk factor entitled, “Risk Factors—Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.” and the first sentence in the risk factor entitled, “Risk Factors—Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.” are hereby deleted in their entirety and replaced with the following:

“The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees.”

•	The second and third sentences in the third paragraph of the section entitled, “Plan of Distribution,” are hereby deleted in their entirety and replaced with the following sentences:

“Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first weekly closing each month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first weekly closing for such month.”

•	In the first sentence in the fourth paragraph of the section entitled, “Plan of Distribution,” the term “semi-monthly” is hereby deleted.

Second Amendment to the Expense Support and Reimbursement Agreement

On June 4, 2013, the Board approved the Second Amendment to the Expense Support and Reimbursement Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the period during which SIC Advisors will reimburse the Company for operating expenses under the Expense Support and Reimbursement Agreement has been extended from June 30, 2013 to December 31, 2013.

As a result of the above change, the following sections of the Prospectus are amended as follows:

•

The ninth sentence in the first paragraph on page 11 under the section entitled, “Summary—Distribution Policy” and the ninth sentence in the final paragraph on page 97 under the section entitled, “Distributions,” is hereby deleted in its entirety and replaced with the following sentence:

“The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after December 31, 2013, unless the Expense Support Agreement is extended.”

•

The final sentence in the first paragraph on page 93 under the heading, “Certain Relationships and Related Party Transactions—Expense Support Agreement,” the final sentence in the third full paragraph on page 98 under the heading, “Distributions,” and the final sentence in the second full paragraph on page 105 under the heading, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources,” is hereby deleted in its entirety and replaced with the following sentence:

“The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and will continue until December 31, 2013, unless extended.”

Distributions

On June 4, 2013, the Board declared a series of semi-monthly distributions for July, August and September 2013 in the amount of $0.03333 per share. These distributions represent an annualized yield of 7.7% based on the Company’s current offering price of $10.40 per share. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.03333	July 15, 2013	July 31, 2013
$0.03333	July 31, 2013	July 31, 2013
$0.03333	August 15, 2013	August 30, 2013
$0.03333	August 30, 2013	August 30, 2013
$0.03333	September 13, 2013	September 30, 2013
$0.03333	September 30, 2013	September 30, 2013